UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 12, 2006


                      AMERICAN STATES WATER COMPANY
         (Exact name of registrant as specified in its charter)

          California                    001-14431               95-4676679
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)

    630 East Foothill Blvd.
     San Dimas, California                                  91773
(Address of principal executive                          (Zip Code)
           offices)

       Registrant's telephone number, including area code: (909) 394-3600


                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

          California                      001-12008          95-1243678
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)

    630 East Foothill Blvd.
     San Dimas, California                             91773
(Address of principal executive                      (Zip Code)
           offices)

       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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                            Section 7 - Regulation FD


Item 7.01.        Regulation FD Disclosure

San Dimas, California, January 17, 2006.... American States Water Company
(NYSE:AWR) announced that the California Public Utilities Commission ("CPUC") approved rate increases in the Region III customer service area of its Golden State Water Company ("GSWC") unit. The rates will be effective as of January 18, 2006.

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


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                  Section 9 - Financial Statement and Exhibits


Item 9.01.        Financial Statements and Exhibits

Exhibit No.          Description
99.1                 Press Release: American States Water Company
                     Announces Approval by CPUC of Rate Increases

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAN STATES WATER COMPANY

Date: January 17, 2006                   /s/ Robert J. Sprowls
                         ------------------------------------------------------
                                           Robert J. Sprowls
                         Sr. Vice President, Chief Financial Officer, Treasurer
                                        and Corporate Secretary